Share-Based Compensation Plans	12 Months Ended
Dec. 31, 2012
Share-Based Compensation Plans

NOTE 7—SHARE-BASED COMPENSATION PLANS

Prior to the Merger, UAL and Continental maintained separate share-based compensation plans. These plans provide for grants of qualified and non-qualified stock options, stock appreciation rights, restricted stock awards, RSUs, performance compensation awards, performance units, cash incentive awards and other types of equity-based and equity-related awards. As part of the Merger, UAL assumed all of Continental’s outstanding share-based compensation plans.

All awards are recorded as equity or a liability in the Company’s consolidated balance sheets. The share-based compensation expense is directly recorded in salaries and related costs or integration-related expense.

In February 2012, UAL granted share-based compensation awards pursuant to the United Continental Holdings, Inc. 2008 Incentive Compensation Plan. These share-based compensation awards include approximately 0.5 million shares of restricted stock and 0.6 million of RSUs that vest pro-rata over three years on the anniversary of the grant date. The time vested RSUs are cash-settled based on the 20-day average closing price of UAL common stock immediately prior to the vesting date. In addition, UAL granted 1.3 million performance-based RSUs that will vest based on UAL’s return on invested capital for the three years ending December 31, 2014. If this performance condition is achieved, cash payments will be made after the end of the performance period based on the 20-day average closing price of UAL common stock immediately prior to the vesting date. The Company accounts for the RSUs as liability awards.

The following table provides information related to UAL’s share-based compensation plan cost, for the years ended December 31 (in millions):

	2012	2011	2010
Compensation cost: (a)
Restricted stock units	$37	$18	$20
Restricted stock	13	12	6
Share-based awards converted to cash awards (b)	6	19	84
Stock options	1	5	7

Total	$57	$54	$117

(a)	All compensation cost is recorded to Salaries and related costs, with the exception of $9 million, $17 million and $70 million in 2012, 2011 and 2010, respectively, that was recorded in integration and Merger-related costs as a component of special charges, respectively.
(b)	As described below, in connection with the Merger, certain awards were converted into fixed cash equivalents.

The table below summarizes UAL’s unearned compensation and weighted-average remaining period to recognize costs for all outstanding share-based awards for the year ended December 31, 2012 (in millions, except as noted):

	Unearned Compensation	Weighted- Average Remaining Period (in years)
Restricted stock units	$24	1.1
Restricted stock	7	1.4
Share-based awards converted to cash awards	1	0.2
Stock options	1	1.2

Total	$33

Merger Impacts—Continental Share-Based Awards. Prior to completion of the Merger, Continental had outstanding stock options, non-employee director restricted stock awards and performance compensation awards (profit based RSUs) that were issued pursuant to its incentive compensation plans. Under the terms of Continental’s incentive plans, substantially all of the outstanding equity awards fully vested as a result of the Merger. The equity awards were assumed and issued by UAL using a 1.05 conversion rate and had a fair value of approximately $78 million at the Merger closing date which was included in the acquisition cost. In addition, as a result of the Merger, the performance criteria related to the profit based RSUs (“PBRSUs”) was deemed to be achieved for each open performance period (the three-year periods beginning January 1, 2008, 2009 and 2010) at a payment percentage of 150% and the minimum cash balance requirement was deemed satisfied. Following the Merger closing date, with limited exceptions as described below, payments under all outstanding PBRSUs remain subject to continued employment by the participant and will continue to be paid on their normal payment date over a three-year period. The PBRSUs were converted into a fixed cash equivalent based on a stock price of $23.48, the average closing price per share of Continental common stock for the 20 trading days preceding the completion of the Merger.

Merger Impacts—United Share-Based Awards. In May 2010, the UAL Board of Directors made a determination that the Merger should be considered a change of control for purposes of all outstanding awards. Accordingly, upon the completion of the Merger on October 1, 2010, eligible outstanding equity-based awards immediately vested except for certain officer awards that are subject to separate agreements, as discussed below. In September 2010, the Human Resources Subcommittee of the UAL Board of Directors elected to settle all eligible RSUs in cash. As a result, participants received $23.66 in exchange for each share unit, based on the closing price of UAL stock on the day prior to the Merger closing. The cash payment to settle these awards was $18 million and was paid during the fourth quarter of 2010.

Certain officers entered into separate agreements with the Company pursuant to which they agreed to waive the provisions providing for accelerated vesting upon the change of control. As part of the agreements, the outstanding restricted stock awards and RSUs were converted into fixed cash equivalents based on a stock price of $22.33 per share, UAL’s average closing share price for the preceding 20 days prior to the closing of the Merger. Following the Merger, with limited exceptions as described below, the payment of these awards remains subject to continued employment by the participant and will be paid on the original vesting dates. Upon termination of employment under certain circumstances following the Merger, the participant is entitled to a cash settlement. In the fourth quarter of 2010, UAL paid $19 million in cash for settlement of these awards in connection with Merger-related terminations.

Stock Options. UAL has not granted any stock options since 2010. Historically, stock options were awarded with exercise prices equal to the fair market value of UAL’s common stock on the date of grant. UAL stock options generally vest over a period of either three or four years and have a contractual life of 10 years. The Continental stock options assumed by UAL at the Merger generally have an original contractual life of five years (management level employee options) or 10 years (outside directors). Expense related to each portion of an option grant is recognized on a straight-line basis over the specific vesting period for those options.

The table below summarizes UAL stock option activity for the years ended December 31, 2012, 2011 and 2010 (shares in thousands):

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in millions)
Outstanding at January 1, 2010	6,406	$22.42
Issued in exchange for Continental options	7,366	16.77
Exercised	(2,467)	8.13		$42
Surrendered	(253)	28.77

Outstanding at December 31, 2010	11,052	21.70
Exercised	(2,449)	10.77		33
Surrendered	(1,657)	29.07

Outstanding at December 31, 2011	6,946	23.80
Exercised	(1,327)	12.42		14
Surrendered	(1,012)	30.50

Outstanding at December 31, 2012	4,607	25.60	2.9	20

Exercisable at December 31, 2012	4,358	25.76	2.9	20

The following table provides additional information for Continental options granted in 2010 which were valued at the Merger date:

Weighted-average fair value assumptions:	2010
Risk-free interest rate	0.1 - 1.8%
Dividend yield	—%
Expected market price volatility of UAL common stock	75%
Expected life of options (years)	0.1 - 6.3
Weighted-average fair value	$11.52

The fair value of options is determined at the grant date, and at the Merger date in the case of Continental options, using a Black Scholes option pricing model, which requires the Company to make several assumptions. The risk-free interest rate is based on the U.S. treasury yield curve in effect for the expected term of the option at the time of grant. The dividend yield on UAL’s common stock was assumed to be zero since UAL did not have any plans to pay dividends at the time of the option grants.

The volatility assumptions were based upon historical volatilities of UAL and other comparable airlines whose shares are traded using daily stock price returns equivalent to the contractual term of the option. In addition, implied volatility data for both UAL and other comparable airlines, using current exchange-traded options, was utilized.

The expected lives of the options were determined based upon either a simplified assumption that the option will be exercised evenly from vesting to expiration or estimated using historical experience for the assumed options. The terms of certain awards do not provide for the acceleration of vesting upon retirement. In addition, certain awards and the assumed options awarded to employees that are retirement eligible either at the grant date or within the vesting period is considered vested at the respective retirement eligibility date.

Restricted Stock Awards and Restricted Stock Units. During 2011, the Compensation Committee of the UAL Board of Directors determined that all outstanding UAL RSUs will be settled in cash. As of December 31, 2012, UAL had recorded a liability of $57 million related to its unvested RSUs. UAL paid $35 million, $57 million and $84 million related to its share-based liabilities during 2012, 2011 and 2010, respectively.

The table below summarizes UAL’s RSU and restricted stock activity for the years ended December 31, 2012, 2011 and 2010 (shares in thousands):

	Restricted Stock Units	Weighted- Average Grant Price	Restricted Stock	Weighted- Average Grant Price
Non-vested at January 1, 2010	1,719	$4.90	811	$27.82
Assumed in Merger	—	—	20	23.66
Granted	1,395	22.20	212	24.55
Modified	(449)	21.63	449	21.63
Converted to fixed cash equivalent	(1,496)	—	(164)	—
Vested	(1,069)	22.41	(651)	31.47
Surrendered	(49)	10.55	(6)	11.03

Non-vested at December 31, 2010	51	22.85	671	17.20
Granted	3,655	19.89	536	23.87
Vested	(141)	18.13	(195)	22.26
Surrendered	(199)	19.90	(27)	23.95

Non-vested at December 31, 2011	3,366	19.98	985	23.33
Granted	1,986	22.20	545	24.01
Vested	(552)	21.21	(643)	23.05
Surrendered	(569)	22.19	(115)	24.01

Non-vested at December 31, 2012	4,231	22.22	772	23.94

The fair value of RSUs and restricted shares vested in 2012, 2011 and 2010 was $27 million, $7 million and $33 million, respectively. The fair value of the restricted stock awards was primarily based upon the share price on the date of grant. These awards are accounted for as equity awards. The fair value of the cash-settled RSUs was based upon UAL’s stock price as of the last day preceding the settlement date. These awards were accounted for as liability awards. Restricted stock vesting and the recognition of the expense is similar to the stock option vesting described above.